UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-23863	23-2391852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

82 Franklin Avenue, Hallstead, PA	18822
(Address of principal executive offices)	(Zip Code)

(570) 879-2175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 15, 2013, the Corporation held a special meeting of shareholders. A total of 3,087,406 shares of the Corporation's common stock were entitled to vote as of September 27, 2013, the record date for the special meeting. There were 2,696,805 shares present in person or by proxy at the special meeting, at which the shareholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the shareholders at the special meeting, and the final voting results of each such proposal.

Proposal No. 1 – Approval and Adoption of the Agreement and Plan of Merger

The shareholders voted to approve and adopt the Agreement and Plan of Merger, dated as of June 28, 2013, as amended, by and between the Corporation and Penseco Financial Services Corporation, which provides, among other things, for the merger of Penseco with and into the Corporation, and the conversion of each share of Penseco common stock immediately outstanding prior to the merger into 1.3636 shares of the Corporation’s common stock, all as described in the accompanying documents, and transactions in connection therewith. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

2,316,916	209,557	5,841	164,491

Proposal No. 2 – The Approval and Adoption of an amendment to Article 4 of the Corporation’s Articles of Incorporation

The shareholders voted to approve and adopt an amendment to Article 4 of the Corporation’s Articles of Incorporation to increase the number of authorized shares of the Corporation’s common stock, $2.00 par value per share, from 12,500,000 shares to 25,000,000 shares. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

2,425,389	233,491	19,569	18,356

Proposal No. 3 – The Approval of the Golden Parachute Compensation

The shareholders voted to approve on an advisory (non-binding) basis the golden parachute compensation payable to the named executive officers of the Corporation and Penseco in connection with the merger. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

1,953,576	422,340	156,398	164,491

Proposal No. 4 – Adjourn or Postpone the special meeting

The shareholders voted to approve a proposal to adjourn or postpone the special meeting of shareholders, if more time is needed, to allow the Corporation time to solicit additional votes in favor of the merger agreement and the amendment to the articles of incorporation. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

2,420,050	256,002	20,750	0

Item 7.01	Regulation FD Disclosure

On November 15, 2013, the Corporation issued a press release regarding the voting results of the special meeting. A copy of the press release is included in this report as Exhibit 99.1  and is furnished herewith.

Item 8.01	Other Events

The information set forth under the captions “Forward Looking Statements” and “Additional Information About the Transaction and Where to Find It” in the press release furnished as Exhibit 99.1 is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.
(Registrant)

Dated: November 15, 2013	/s/ Alan W. Dakey
Alan W. Dakey
President & Chief Executive Officer

Dated: November 15, 2013	/s/ Scott A. Seasock
Scott A. Seasock
Senior Vice President/CFO

EXHIBIT INDEX

EXHIBIT NO.

99.1	Press release